                                                                   Exhibit 10.78


                            ASSIGNMENT OF COLLATERAL

                             (BRYCE MOUNTAIN, INC.)


      THIS ASSIGNMENT OF COLLATERAL (hereinafter referred to as the "Assignment") is made as of the 27th day of October, 1997, by STICHTING PENSIOENFONDS VOOR DE GEZONDHEID, GEESTELIJKE EN MAATSCHAPPELIJKE BELANGEN (hereinafter referred to as "Assignor") in favor of Cornerstone Properties Inc. (hereinafter referred to as "Assignee").

                              W I T N E S S E T H :

      WHEREAS, Assignor is the recipient and owner of the promissory note and collateral security documents described on Exhibit A attached hereto and by this reference incorporated herein (the "Collateral"); and

      WHEREAS, pursuant to that certain Loan Purchase Agreement dated as of August 18, 1997, between Assignor and Assignee, Assignor has agreed to transfer all of its right, title and interest in and to the Collateral to Assignee.

      NOW, THEREFORE, for and in consideration of the exchange of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto covenant and agree as follows:

      I. Assignor hereby irrevocably transfers, assigns, grants, bargains, sells, conveys, remises, releases, warrants, set over and confirms unto Assignee for its benefit and the benefit of its successors and assigns, all of its right, title and interest in and to the Collateral without recourse or warranty except as provided for and set forth in that certain Loan Purchase Agreement dated as of August 18, 1997, executed by and between Assignee and Assignor.

      II. Upon the request of Assignee, Assignor shall execute and deliver to Assignee such further instruments as Assignee may deem reasonably necessary to effectuate this Assignment.

      III. This Assignment shall bind and inure to the benefit of the Assignor and Assignee and their respective heirs, successors and assigns.

      IV. Nothing in this Assignment shall be construed to give to any person other than Assignee its successors and assigns any legal or equitable right, remedy or claim under this Assignment, and this Assignment shall be held for the sole and exclusive benefit of Assignee and its successors and assigns.

      V. This Assignment shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Virginia.

      IN WITNESS WHEREOF, Assignor and Assignee have executed or caused to be executed this Assignment under seal, as of the date and year first above written.

                                            ASSIGNOR:

                                            STICHTING PENSIOENFONDS VOOR DE
                                            GEZONDHEID, GEESTELIJKE EN
                                            MAATSCHAPPELIJKE BELANGEN


                                            By:             /s/
                                               -------------------------------
                                            Name: Jan H. W. R. van der Vlist
                                            Title: Attorney-in Fact


                                            By:             /s/
                                               -------------------------------
                                            Name: Anneke C. van de Puttelaar
                                            Title: Attorney-in Fact


                                            ASSIGNEE:

                                            CORNERSTONE PROPERTIES INC.


                                            By:             /s/
                                               -------------------------------
                                            Name: John Moody
                                            Title: President


                                            By:             /s/
                                               -------------------------------
                                            Name: Rodney C. Mimock
                                            Title: Executive Vice President

STATE OF NEW YORK  )
                   )  ss.:
COUNTY OF NEW YORK )


            Subscribed, sworn to and acknowledged before me by Jan M. W. R. van der Vlist, _________ of STICHTING PENSIOENFONDS VOOR DE GEZONDHEID, GEESTELIJKE EN MAATSCHAPPELIJKE BELANGEN this 27th day of October, 1997.


                                             /s/
                                    -------------------------
                                    Notary Public

Commission Expires August 31, 1999
                                                Patti A. Olson
                                                Notary Public, State of New York
                                                No. 4738281


STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )


            Subscribed, sworn to and acknowledged before me by Anneke C. van der Puttelaar, _________ of STICHTING PENSIOENFONDS VOOR DE GEZONDHEID, GEESTELIJKE EN MAATSCHAPPELIJKE BELANGEN this 27th day of October, 1997.


                                             /s/
                                    -------------------------
                                    Notary Public

Commission Expires August 31, 1999
                                                Patti A. Olson
                                                Notary Public, State of New York
                                                No. 4738281

STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )


            Subscribed, sworn to and acknowledged before me by John S. Moody, President of Cornerstone Properties Inc., this 27th day of October, 1997.


                                             /s/
                                    -------------------------
                                    Notary Public

Commission Expires August 31, 1999
                                                Patti A. Olson
                                                Notary Public, State of New York
                                                No. 4738281


STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )


            Subscribed, sworn to and acknowledged before me by Rodney C. Dimock, Executive Vice President of Cornerstone Properties Inc., this 27th day of August, 1997.


                                             /s/
                                    -------------------------
                                    Notary Public

Commission Expires August 31, 1999
                                                Patti A. Olson
                                                Notary Public, State of New York
                                                No. 4738281

VIRGINIA:

                  IN THE CLERK'S OFFICE OF THE CIRCUIT COURT

            This certificate was presented, and with the Certificate annexed, admitted to record on _______________ at ______________ o'clock __.m.

            Clerk's fees: $____________ have been paid.

                  Attest:___________________________________, Deputy Clerk

                                    EXHIBIT A

1. Modified and Restated Note dated as of February 13, 1996, executed by Bryce Mountain, Inc. ("Bryce") in favor of Stichting Pensioenfonds voor de Gezondheid, Geestelijke en Maatschappelijke Belangen ("PGGM") in the principal amount of $42,000,000; as modified by that certain Second Modified and Restated Note dated as of December 1, 1987, as modified by that certain Third Amended and Restated Promissory Note dated as of December 31, 1994, in the principal amount of $9,001,126.41.

2. Construction Deed of Trust and Security Agreement dated as of May 1, 1981, executed by Bryce in favor of Carolyn Musselman and Robert M. Musselman, Trustees for the benefit of Dutch Institutional Finance Corporation, Inc. ("DIFCO"), recorded in Deed Book 1026 at page 511, in the Clerk's Office among the land records of the City of Alexandria, Virginia; as modified by that certain Deed of Appointment of Substitute Trustee dated as of January 27, 1983, executed by DIFCO naming Real Title Company, Inc. ("Real Title") as Substitute Trustee, recorded in Deed Book 1087 at page 622, aforesaid records; as further amended by that certain Extension and Modification Agreement dated as of February 13, 1986, executed by and between Bryce and Real Title; as assigned by DIHC Finance Corporation (formerly DIFCO) to PGGM pursuant to that certain Assignment of Note and Deed of Trust dated as of December 1, 1987, recorded in Deed Book 1353 at page 1203, aforesaid records; as further amended by Second Extension and Modification Agreement dated as of December 1, 1987, recorded in Deed Book 1353 at page 1193, aforesaid records; and as further amended by that certain Third Extension and Modification Agreement dated as of December 31, 1994, recorded in Deed Book 1526 at page 659, aforesaid records.

3. Collateral Assignment of Leases and Rents dated as of May 1, 1981, executed by Bryce in favor of DIFCO, recorded in Deed Book 1026 at page 551, aforesaid records; as assigned by DIHC Finance Corporation (formerly DIFCO) to PGGM by that certain Assignment of Collateral Assignment of Leases and Rents dated as of December 1, 1987, recorded in Deed Book 1353 at page 1207, aforesaid records.

                                     ALLONGE

                               ENDORSEMENT OF NOTE

                             (BRYCE MOUNTAIN, INC.)


      Pay to the order of CORNERSTONE PROPERTIES INC. (the "Assignee") without recourse or warranty except as provided for and set forth in that certain Loan Purchase Agreement dated as of August 18, 1997 executed by and between Stichting Pensioenfonds voor de Gezondheid, Geestelijke en Maatschappelijke Belangen and Assignee.


                                          STICHTING PENSIOENFONDS VOOR
                                          DE GEZONDHEID, GEESTELIJKE EN
                                          MAATSCHAPPELIJKE BELANGEN


                                          By:           /s/
                                             --------------------------------
                                          Name: Jan H. W. R. van der Vlist
                                          Title: Attorney-in Fact


                                          By:           /s/
                                             --------------------------------
                                          Name: Anneke C. can de Puttear
                                          Title: Attorney-in Law


                            DATE: October 27th, 1997